SCHEDULE 14C INFORMATION

AMENDMENT NO. 1

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]  Definitive Information Statement

TERRA NOSTRA RESOURCES CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies: ________________

(2)

Aggregate number of securities to which transaction applies: ________________

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4)

Proposed maximum aggregate value of transaction: ________________________

(5)

Total fee paid: _____________________________________________________

[  ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ____________________________________________

(2)

Form, Schedule or Registration Statement No.: ___________________________

(3)

Filing Party:  ______________________________________________________

(4)

Date Filed:  _______________________________________________________

TABLE OF CONTENTS

INFORMATION STATEMENT

1

NOTICE OF ACTION TO BE TAKEN

2

OUTSTANDING SHARES AND VOTING RIGHTS

3

AMENDMENT TO THE ARTICLES OF INCORPORATION

4

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

5

PROPOSALS BY SECURITY HOLDERS

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

6

HOUSEHOLDING

7

ADDITIONAL INFORMATION

8

EXHIBIT A

i

TERRA NOSTRA RESOURCES CORP.

790 East Colorado, 9th Floor

Pasadena, CA 91101

INFORMATION STATEMENT

(Preliminary)

We are furnishing this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) in connection with certain actions to be taken by Terra Nostra Resources Corp. (the “Company”), pursuant to the written consent dated October 26, 2007 of the shareholders of the Company holding a majority of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) on October 26, 2007 (the “Record Date”).

This Information Statement is being mailed on or about January 10, 2008 to shareholders of record on October 26, 2007. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  The action shall be taken on or about January 31, 2008, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Sun Liu James Po

Sun Liu James Po, Chief Executive Officer

Pasadena, CA

January 2, 2008

TERRA NOSTRA RESOURCES CORP.

a Nevada corporation

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, DATED OCTOBER 26, 2007

Dear Shareholders:

         NOTICE IS HEREBY GIVEN that pursuant to the written consent of shareholders holding a majority of our outstanding shares of Common Stock, the following action will be taken:

•

Our Articles of Incorporation will be amended to increase our authorized capital from 100,000,000 shares of Common Stock to 500,000,000 shares of Common Stock.

Such action will be taken on or about January 31, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 59,055,332 shares were issued and outstanding as of the Record Date.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Amendment to the Articles of Incorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Our Board of Directors, at a meeting duly constituted and held on August 13, 2007, approved the increase in the authorized capital of the Company. By action of written consent, dated October 26, 2007, holders of a total of 31,807,982 outstanding shares of our Common Stock, which number of shares represents a majority of our outstanding shares, voted in favor of the foregoing proposal. As a result, adoption of the Amendment to the Articles of Incorporation was approved, and no other shareholder consents will be solicited in connection with this Information Statement.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE INCREASE IN THE AUTHORIZED CAPITAL OF THE COMPANY.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

AMENDMENT TO THE ARTICLES OF INCORPORATION

General

         On August 13, 2007, our Board of Directors approved an amendment to the our Articles of Incorporation to effect an increase in our authorized capital stock to an unlimited number of shares or such other number as may be recommended by the officers of the Company and approved by the Company’s shareholders.  The officers of the Company recommended an increase in the authorized capital from 100,000,000 shares of Common Stock to 500,000,000 shares.  On October 26, 2007, holders of a majority of our outstanding Common Stock as of the Record Date approved the amendment to our Articles of Incorporation to effect an increase in the authorized capital of the Company to 500,000,000.  The full text of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A.

The determination by our Board of Directors to increase the authorized capital of the Company was based the fact that the Company had determined to undertake certain financings to raise required funds for operations which may require the issuance of additional common shares and the Company belief that it will not have sufficient authorized capital to meet its required share issuances and to seek additional equity financings as may be required and to be able to have sufficient shares to effect any acquisitions that may require the issuance of shares in the future.

Therefore, the Board of Directors believe it is in the best interests of the Company to increase the authorized capital of the Company in order to (i) comply with the requirements to issue shares under various outstanding contracts; (ii) ensure that we have sufficient common stock that may be issued pursuant to the Company’s current offering of up to $30 million of its 10% Senior Secured Convertible Promissory Notes (“Notes”) and Common Stock Purchase Warrants (“Warrants”), of which, as of the date of the filing of this information statements, we have raised $26.2M approximately (the “Offering”); and (iii) to ensure that we have sufficient authorized capital to undertake any additional equity financings or acquisitions that the Company may wish to enter into in the future.

As of the date of this Schedule 14C, no shares of our common stock have been issued pursuant to the Offering; however, if all of the Notes and Warrants are converted or exercised, as the case may be, then we will be required to issue approximately 21,178,682 shares of our common stock.

 The issuance of additional shares may have the effect of dilution on our existing shareholders.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  As indicated above, however, the purpose of the increase in the authorized common stock is to (i) comply with the requirements to issue shares under various outstanding contracts; (ii) ensure that we have sufficient common stock that may be issued pursuant to the Company’s Offering; and (iii) to ensure that we have sufficient authorized capital to undertake any additional equity financings or acquisitions that the Company may wish to enter into in the future.

We are not increasing our authorized capital to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Effective Date of the Amendment

The increase in our authorized capital stock will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate filing the Certificate of Amendment on or about the close of business on January 31, 2008.

Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS

TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of October 26, 2007, with respect to the beneficial ownership of the Company’s common stock by each of the Company's officers and directors, and by the officers and directors of the Company as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME OF BENFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Sun Liu James Po, Chief Executive Officer and director of Terra Nostra Resources Corp., Chairman of the Board and director of Shandong Terra-Nostra Jinpeng Metallurgical Co., Ltd. and Shandong Quanxin Stainless Steel Co., Ltd.	23,081,138 shares of common stock of which 7,781,138 shares of common stock are held directly and 15,300,000 shares are held indirectly(2); 1,200,000 options exercisable into shares of common stock held directly; 4,050,000 warrants exercisable into shares of common stock held directly	44.06%
Common	Donald C. Nicholson, President, acting Chief Financial Officer and Member of the Board of Directors of Terra Nostra Resources Corp.	950,000 options exercisable into shares of common stock held directly	1.58%
Common	George Chua, Chief Operating Officer of Terra Nostra Resources Corp.	50,000 shares of common stock held directly; 50,000 warrants exercisable into shares of common stock held directly; 300,000 options exercisable into shares of common stock held directly.	0.67%

Common	Felix Chung, Member of the Board of Directors	1,018,648 shares of common stock held directly; 1,500,000 shares of common stock held indirectly(3) 500,000 options exercisable into shares of common stock held directly; 500,000 warrants exercisable into shares of common stock held directly; 400,000 warrants exercisable into shares of common stock held indirectly(3)	6.13%
Common	Donald Burrell, Member of the Board of Directors	200,000 options exercisable into shares of common stock held directly	0.00%
Common	Crystal Poe, Member of the Board of Directors	200,000 options exercisable into shares of common stock held directly	0.00%
Common	Charnwood Green Ltd. HSBC Building, Level 13 #1 Queens Rd, Central Hong Kong	3,500,000 common shares held directly; 3,000,000 warrants exercisable into common shares	9.92%
Common	Lai, Kiat Hiung No. 1 Jalan Mergastua Likas Kota Kinabalu 88400 Sabah, Malaysia	3,750,000 common shares held directly; 3,350,000 warrants exercisable into common shares held directly; 500,000 options exercisable into shares of common stock held directly.	11.93%

(1) Based on 59,055,332 shares of common stock outstanding.

(2) 15,300,000 shares are held by PA Legacy Holdings Ltd., a company of which Mr. Po is the beneficial owner.

(3) 1,000,000 shares are held by Goodspring Investments Ltd., a family trust of which Mr. Chung is the settler and 500,000 shares and 500,000 warrants are held by Mr. Chung’s wife.

HOUSEHOLDING

Effective as of December 4, 2000, the Securities and Exchange Commission adopted amendments to its proxy rules under the Exchange Act permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Company is otherwise advised by the shareholders. “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Company’s printing and mailing costs.  If you received multiple copies of this information statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to 790 East Colorado, 9th Floor, Pasadena, CA  91101.

7

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to 790 East Colorado, 9th Floor, Pasadena, CA  91101.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission.  You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.  A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten Savage LLP, Attn: Peter J. Gennuso, Esq. at 212-752-9700.

By Order of the Board of Directors

/s/ Sun Liu James Po

Sun Liu James Po, Chief Executive Officer

Pasadena, California

January 2, 2008

EXHIBIT A

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website:  secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS. 78.385 and 78.390)

USE BLACK INK ONLY

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.

Name of corporation:

Terra Nostra Resources Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

ARTICLE 4

“That the total number of voting common shares authorized that may be issued by the

Corporation is FIVE HUNDRED MILLION (500,000,000) shares of voting common stock, with a par value of $0.001, and no other class of stock shall be authorized.  Said 500,000,000 voting common shares of $0.001 par value may be issued by the Corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.”

3.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

31,807,982

4.

Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.

Officer Signature (required):   x

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanies by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007

Revised on: 01/01/07

Exhibit A - 1